4th Quarter and Full Year 2024 Earnings Supplement January 29, 2025

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements (“FLS”) concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, net interest income, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. (the "Company") or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believe," "plan," "anticipate," "seek," "expect," "intend," "forecast," "hope," "target," "continue," "remain," "estimate," "will," "should," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements. While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and interest rate fluctuations; the adverse effects of bank failures and the potential impact of such developments on customer confidence, deposit behavior, liquidity and regulatory responses thereto; the adverse effects of the COVID-19 pandemic virus (and its variants) and other pandemic viruses on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees, as well as the effects of government programs and initiatives in response thereto; supply chain disruptions; labor contract disputes and potential strikes impacting both the U.S. National and Hawaii economies; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, and earthquakes) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to, or regulatory or other governmental inquiries and proceedings and the resolution thereof; the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to, and the effect of any recurring or special FDIC assessments; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters and the cost and resources required to implement such changes; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; securities market and monetary fluctuations, including the impact resulting from the elimination of the London Interbank Offered Rate Index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; the effects of any acquisitions or dispositions we may make or evaluate, and the costs associated with any potential or actual acquisition or disposition; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; technological changes and developments; cybersecurity and data privacy breaches and the consequence therefrom; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; our ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; changes in the competitive environment among financial holding companies and other financial service providers; our ability to successfully implement our initiatives to lower our efficiency ratio; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; our ability to successfully implement and achieve the objectives of our Banking-as-a-Service initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

Strong 4th Quarter and Full Year 2024

- Net income of $11.3MM in the fourth quarter, and $53.4MM for the full year 2024
- Completed investment securities portfolio repositioning which is estimated to improve prospective annual net interest income by $2.7MM
- Net income impacted by $9.9M pre-tax loss on investment portfolio repositioning in 4Q, and $3.1 MM in pre-tax expenses related to a strategic opportunity in 3Q.
- Adjusted net income (non-GAAP) $19.0MM in 4Q and $63.4MM in 2024 year
- NIM expanded 10 bps on a sequential quarter basis
- Core deposits grew $74.2MM from prior quarter
- BOD approved increase in cash dividend to $0.27 per share

	4Q24 Actual	4Q24 Non-GAAP *	2024Y Actual	2024Y Non-GAAP *
NET INCOME DILUTED EPS	$11.3MM $0.42	$19.0MM $0.70	$53.4MM $1.97	$63.4MM $2.34
PRE-PROVISION NET REVENUE (PPNR)	$14.2MM	$24.2MM	$77.9MM	$90.9MM
RETURN ON ASSETS (ROA)	0.62%	1.03%	0.72%	0.86%
RETURN ON EQUITY (ROE)	8.37%	13.82%	10.25%	12.10%
TANGIBLE COMMON EQUITY (TCE)	7.21%	7.33%	7.21%	7.33%
NET INTEREST MARGIN (NIM)	3.17%	3.17%	3.01%	3.01%

* Excludes $9.9MM pre-tax loss on investment portfolio repositioning in 4Q and $3.1MM in pre-tax expenses related to a strategic opportunity in 3Q. Refer to non-GAAP table in the Appendix.

Central Pacific Financial Corp.

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Resilient Hawaii Economy



Tourism	Employment	Housing
YTD Visitor arrivals compared to pre-pandemic **93%** [1]	Unemployment Rate December 2024 **3.0%** [1]	Oahu Median Single- Family Home Price December 2024 **$1.1MM** [2]

FACTORS FOR A FAVORABLE HAWAII OUTLOOK

- Strong real estate market
- Low unemployment
- Substantial Federal government contracts and military investments
- Record levels of construction activity
- Visitor industry continues to have year-over-year growth in arrivals and spending, despite slower Maui and Japan visitor recovery

1 Source: Hawaii Department of Business, Economic Development & Tourism. Tourism represents total visitors YTD Nov 2024 compared to YTD Nov 2019.
2 Source: Honolulu Board of Realtors.

Central Pacific Financial Corp.
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5Central Pacific Financial Corp. • Pace of loan portfolio decline slowing; poised for growth in 2025 • Strong and diverse loan portfolio, with nearly 80% secured by real estate • Overall portfolio yield improved 2 bps to 4.91% in the 4Q24 Diversified Loan Portfolio2 1.22 1.34 1.43 1.60 1.69 1.88 1.94 1.93 1.92 1.91 1.90 1.89 0.88 0.98 1.04 1.12 1.16 1.22 1.36 1.38 1.42 1.47 1.47 1.50 0.36 0.41 0.47 0.49 0.55 0.64 0.74 0.74 0.73 0.71 0.70 0.68 0.45 0.47 0.49 0.57 0.48 0.62 0.80 0.63 0.58 0.54 0.52 0.51 0.51 0.50 0.58 0.57 0.96 0.62 0.55 0.57 0.58 0.58 0.59 0.60 0.10 0.07 0.07 0.10 0.12 0.12 0.17 0.19 0.17 0.17 0.16 0.15 3.52 3.77 4.08 4.45 4.96 5.10 5.56 5.44 5.40 5.38 5.34 5.33 - 1.00 2.00 3.00 4.00 5.00 6.00 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 $ Bi lli on s Loan Portfolio Composition Residential Mortgage Commercial Mortgage Home Equity Consumer Commercial & Industrial Construction Note: Totals may not sum due to rounding.

6Central Pacific Financial Corp. Relationship Deposits – Diversified & Granular • 58% of deposits FDIC insured; 63% including collateralized deposits • 56% Commercial (Average account balance of $103,000) / 44% Consumer (Average account balance of $19,000) • 53% Long-tenured customers with CPB 10 years or longer • No brokered deposits Note: Totals may not sum due to rounding. 1.39 1.48 1.45 1.60 1.93 2.23 2.20 2.21 2.21 2.23 2.34 2.33 1.27 1.40 1.44 1.45 1.79 2.29 2.09 1.91 1.85 1.85 1.84 1.89 0.86 0.93 0.95 1.04 1.17 1.42 1.45 1.33 1.29 1.28 1.26 1.34 0.39 0.46 0.48 0.50 0.41 0.49 0.71 1.03 1.03 1.03 1.02 0.98 0.70 0.69 0.63 0.53 0.50 0.21 0.29 0.37 0.24 0.19 0.12 0.10 4.61 4.96 4.95 5.12 5.80 6.64 6.74 6.85 6.62 6.58 6.58 6.64 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 $ Bi lli on s Deposit Portfolio Composition Savings and Money Market Noninterest-Bearing Demand Interest-Bearing Demand Time Deposits excluding Government Government Time Deposits Total Deposits

7Central Pacific Financial Corp. 1.67% 2.55% 2.44% CPF HI Peers Nat'l Peers Total Interest Bearing Deposit Cost • CPF shown as of 4Q24 • HI Peers includes BOH & FHB as of 3Q24. • Nat’l Peers includes publicly traded banks with total assets of $3-10B as of 3Q24. • Source: S&P Global. Low rate-sensitive, relationship-based deposit portfolio provides significant cost advantage CPF Deposit Cost Advantage 28.4% 29.7% 23.5% CPF HI Peers Nat'l Peers Non-Interest Bearing Deposits to Total Deposits 1.21% 1.79% 2.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 Total Deposit Cost CPF HI Peers Nat'l Peers CPF total deposit cost declined 11 bps to 1.21% in 4Q24

8Central Pacific Financial Corp. 0.13% 0.19% 0.19% 0.22% 0.21% 4Q23 1Q24 2Q24 3Q24 4Q24 NPAs/Total Loans 5 Strong credit risk management continues to drive low levels of problem assets Solid Credit Profile 0.02% 0.05% 0.04% 0.01% 0.01% 4Q23 1Q24 2Q24 3Q24 4Q24 Delinquencies 90+Days/Total Loans 0.92% 0.56% 0.66% 0.62% 0.62% 4Q23 1Q24 2Q24 3Q24 4Q24 Criticized/Total Loans 0.07% 0.10% 0.08% 0.07% 0.10% 0.34% 0.24% 0.20% 0.20% 0.19% 0.41% 0.34% 0.28% 0.27% 0.29% 4Q23 1Q24 2Q24 3Q24 4Q24 Annualized NCO/Avg Loans All Other NCO/Avg Loans Mainland Consumer NCO/Avg Loans

9Central Pacific Financial Corp. • $1.4MM provision for credit loss on loans in 4Q24, offset by a credit of $0.6MM to the reserve for unfunded commitments, for a total provision for credit loss of $0.8MM • Strong ACL coverage ratio of 1.11% for 4Q24 Note: Totals may not sum due to rounding. Allowance for Credit Losses $ Millions 4Q23 1Q24 2Q24 3Q24 4Q24 Beginning Balance 64.5 63.9 63.5 62.2 61.6 Net Charge-offs (5.6) (4.5) (3.7) (3.6) (3.8) Provision for Credit Losses 5.0 4.1 2.4 3.0 1.4 Ending Balance 63.9 63.5 62.2 61.6 59.2 Coverage Ratio (ACL to Total Loans) 1.18% 1.18% 1.16% 1.15% 1.11%

10Central Pacific Financial Corp. High Quality Securities Portfolio • $1.3B or 18% of total assets • 94% AAA rated • Portfolio mix: AFS 55% / HTM 45% Strategic Activities • Investment portfolio repositioning completed in 4Q. Sold $106.5MM in AFS debt securities and reinvested the proceeds at ~280bps higher yields. Expected to increase prospective annual net interest income by $2.7MM and NIM by 4 bps. • Interest rate swap on $115.5MM of municipal securities; added $0.6MM to interest income in 4Q24 (pay fixed at 2.1%, receive float at Fed Funds) U.S. Treasury & Gov't Agency 6% Municipals 12% Agency CMBS/RMBS 78% Non-Agency CMBS/RMBS 2% Collateralized loan obligations 2% Investment Portfolio Composition as of December 31, 2024

11Central Pacific Financial Corp. • Strong liquidity position with ample alternative sources • Available sources of liquidity total 113% of uninsured/uncollateralized deposits Available Sources of Liquidity $ Millions December 31, 2024 Cash on Balance Sheet 381$ Other Funding Sources: Unpledged Securities 558 FHLB Available Borrowing Capacity 1,627 FRB Available Borrowing Capacity 232 Other Funding Lines 75 Total 2,492$ Total Sources of Liquidity 2,873$ Uninsured/Uncollateralized Deposits 2,536$ % of Uninsured/Uncollateralized Deposits 113%

121Central Pacific Financial Corp. Solid Capital Position $260MM capital cushion to well capitalized minimum STRONG CAPITAL AND SHAREHOLDER RETURN • Regulatory capital ratios meaningfully above the well-capitalized minimums • Increased quarterly cash dividend to $0.27 per share which will be payable on March 17, 2025 • No shares repurchased in the 4Q24. Board authorized a new share repurchase program for up to $30 million for 2025 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 2022 2023 2024 Cash Dividends Declared per Common Share 9.3% 12.3% 15.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios As December 31, 2024 Regulatory Minimum Well-Capitalized CPF

13Central Pacific Financial Corp. Appendix

Non-GAAP Disclosure

To supplement our consolidated financial information, the Company uses certain non-GAAP financial measures, which are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. The Company believes these non-GAAP financial measures provide useful information to investors and others, which excludes transactions that are not meaningful in comparison to our past operating performance or not reflective of ongoing financial results. The Company believes that these measures offer a supplemental measure for period-to-period comparisons and can be used to evaluate our historical and prospective financial performance. These non-GAAP financial measures may not be comparable to similarly entitled measures reported by other companies.

The following reconciling adjustments from GAAP or reported financial measures to non-GAAP adjusted financial measures are limited to: (i) a pre-tax loss on sales of investment securities of $9.9 million related to an investment portfolio repositioning in the fourth quarter of 2024, and (ii) $3.1 million in pre-tax expenses related to our evaluation and assessment of a strategic opportunity in the third quarter of 2024. Management does not consider these transactions to be representative of the Company's core operating performance. The income tax effect was calculated assuming a 23% effective tax rate.

($ in 000s)	4Q24 Actual	4Q24 Adj	4Q24 Non-GAAP	3Q24 Actual	3Q24 Adj	3Q24 Non-GAAP	2024 Actual	2024 Adj	2024 Non-GAAP
NET INCOME	$11.3MM	+$7.6MM	$19.0MM	$13.3MM	+$2.4MM	$15.7MM	$53.4MM	+$10.0MM	$63.4MM
DILUTED EARNINGS PER SHARE (EPS)	$0.42	+$0.28	$0.70	$0.49	+$0.09	$0.58	$1.97	+$0.37	$2.34
PRE-PROVISION NET REVENUE (PPNR)	$14.2MM	+$9.9MM	$24.2MM	$19.9MM	+$3.1MM	$23.0MM	$77.9MM	+$13.0MM	$90.9MM
EFFICIENCY RATIO	75.65%	-11.00%	64.65%	70.12%	-4.61%	65.51%	68.91%	-3.81%	65.10%
RETURN ON ASSETS (ROA)	0.62%	+0.41%	1.03%	0.72%	+0.13%	0.85%	0.72%	+0.14%	0.86%
RETURN ON EQUITY (ROE)	8.37%	+5.45%	13.82%	10.02%	+1.73%	11.75%	10.25%	+1.85%	12.10%
TANGIBLE COMMON EQUITY (TCE)	7.21%	+0.12%	7.33%	7.31%	+0.03%	7.34%	7.21%	+0.12%	7.33%

Note: Totals may not sum due to rounding.

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15Central Pacific Financial Corp. Commercial Real Estate Portfolio OFFICE RETAIL TOTAL BALANCE $196.3MM $289.6MM % OF TOTAL CRE 13% 19% % OF TOTAL LOANS 4% 5% WA LTV 57% 65% WA MONTHS TO MATURITY 67 65 INVESTOR / OWNER- OCCUPIED $123.3MM / $73.0MM $211.4MM / $78.2MM• Hawaii 78% / Mainland 22% • Investor 75% / Owner-Occupied 25% Industrial/Warehouse 28% Retail 19% Apartment 20% Office 13% Hotel 11% Other 4% Shopping Center 3% Storage 2% CRE Portfolio Composition as of December 31, 2024

16Central Pacific Financial Corp. • Total Hawaii Consumer $275MM • Total Mainland Consumer $236MM • Weighted average origination FICO: • 744 for Hawaii Consumer • 738 for Mainland Consumer • Consumer net charge-offs peaked in 4Q23 and declined for 4 consecutive quarters in 2024 • Mainland Unsecured: Highly granular with average loan amounts of $12,600 Consumer Loan Portfolio HI Auto $146 , 28% HI Other $129 , 25% Mainland Home Improvement $95 , 19% Mainland Unsecured $44 , 9% Mainland Auto $97 , 19% Consumer Portfolio Composition as of December 31, 2024 ($ Millions)

17Central Pacific Financial Corp. CPB Named Best Bank in Hawaii by Newsweek, Forbes, and Honolulu Star-Advertiser • Newsweek’s Best In State Bank 2024 • Forbes’ Best-In-State Banks 2024 • Forbes’ America’s Best Banks 2024 • Honolulu Star-Advertiser’s Best Bank in Hawaii 2024

18Central Pacific Financial Corp. Caring for our Environment and People 2023 ESG Report available here: https://www.cpb.bank/esg

19Central Pacific Financial Corp. Mahalo